UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 19, 2022

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 19, 2022, Mullen Automotive Inc. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to the existing securities purchase agreement dated as of June 7, 2022 and amended on June 23, 2022 (the “Securities Purchase Agreement”), the terms of which, including the terms of Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), were previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2022. Amendment No. 2 amends the Securities Purchase Agreement to provide that (A) on September 19, 2022, the investors will advance to the Company that portion of the Purchase Price (as defined in the Securities Purchase Agreement) equal to $35,000,000, which shall be deemed as though the Company exercised its option to issue and sell to the investors that number of shares of Series D Preferred Stock equal to such portion of the Purchase Price (the “Initial Purchase”); (B) that the purchase price per share of Series D Preferred Stock for the Initial Purchase shall be the lower of (i) $1.27 or (ii) the closing price of the Common Stock on the trading day immediately after the date on which the registration statement registering the shares of Common Stock issuable upon conversion of the Series D Preferred Stock becomes effective; (C) for no additional consideration, for every share of Series D Preferred Stock purchased by an investor in the Initial Purchase, such investor shall receive warrants exercisable for 185% of shares of Common Stock at an exercise price equal to the lower of (i) $1.27 or (ii) the closing price of the Common Stock on the trading day immediately after the date on which the registration statement registering the shares of Common Stock issuable upon conversion of the Series D Preferred Stock becomes effective; and (D) the investors shall purchase such additional shares of Series D Preferred Stock and pay to the Company the remainder of the Purchase Price on November 3, 2022.

Pursuant to the terms of the Securities Purchase Agreement, as amended, the Company issued to the investors 79,926,925 shares of Series D Preferred Stock and warrants exercisable for 147,864,810 shares of Common Stock.

The foregoing description of the Amendment is qualified, in its entirety, by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

On September 19, 2022, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the "Certificate of Designations") with the Secretary of State of the State of Delaware. The Certificate of Designations provides for the issuance of up to 87,500,001 shares of Series D Preferred Stock. For a discussion of the terms of the Series D Preferred Stock, please see the disclosure under the heading "Description of Series D Preferred Stock" in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2022, which we incorporate into this Item 3.03 by reference.

The foregoing summary of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information disclosed in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (incorporated by reference to Exhibit 4.1(c) to the Company's Registration Statement on Form S-3 filed with the SEC on September 19, 2022).
10.1	Amendment No. 2 dated September 19, 2022 to Securities Purchase Agreement dated June 7, 2022 (incorporated by reference to Exhibit 99.3 to the Company's Registration Statement on Form S-3 filed with the SEC on September 19, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: September 23, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer